John Hancock Retirement Funds

Supplement to the Class R1 Prospectus

dated March 1, 2007

John Hancock Bond Fund

On page 4, under the “Goal & Strategy” section, the third paragraph has been replaced with the following:

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all quality levels and maturities from many different issuers, potentially including foreign governments and corporations denominated in U.S. dollars or foreign currencies. The fund will not invest more than 10% of its total assets in securities denominated in foreign currencies.

John Hancock Strategic Income Fund

On page 16, under the “Goal & Strategy” section, the third paragraph has been replaced with the following:

Although the fund may invest up to 10% of its total assets in securities rated in default by S&P or Moody’s, it generally intends to keep its average credit quality in the investment grade range (AAA to BBB). There is no limit on the fund’s average maturity.

MFRPS2

April 3, 2007